EXHIBIT 24.1

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ MARK DONEGAN
Signature
Mark Donegan

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ PETER R. BRIDENBAUGH
Signature
Peter R. Bridenbaugh

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ DEAN T. DUCRAY
Signature
Dean T. DuCray

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ DON R. GRABER
Signature
Don R. Graber

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ DANIEL J. MURPHY
Signature
Daniel J. Murphy

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ VERNON E. OECHSLE
Signature
Vernon E. Oechsle

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ ULRICH (RICK) SCHMIDT
Signature
Ulrich (Rick) Schmidt

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 14, 2007

/s/ STEVEN G. ROTHMEIER
Signature
Steven G. Rothmeier

POWER OF ATTORNEY

(2008 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP. ( the “Company”) does hereby constitute and appoint MARK DONEGAN, WILLIAM D. LARSSON, SHAWN R. HAGEL AND ROGER A. COOKE and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company as an officer or director of the Company) any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and issuance under the Securities Act of 1933, as amended, of Common Stock of the Company pursuant to the Company’s 2008 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that the attorney and agent shall do or cause to be done by virtue hereof.

DATED: August 12, 2008

/s/ LESTER L. LYLES
Signature
Lester L. Lyles